UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

THE J. M. SMUCKER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 7, 2023, The J. M. Smucker Company, an Ohio corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to announce the completion of its acquisition of Hostess Brands, Inc., a Delaware corporation (“Hostess Brands”), pursuant to the Agreement and Plan of Merger, dated as of September 10, 2023, by and among the Company, Hostess Brands, and SSF Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Transaction”).

This amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such item. This amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Hostess Brands would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Hostess Brands, as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Hostess Brands, as of September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022; the related condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and nine months ended September 30, 2023 and 2022, the three and six months ended June 30, 2023 and 2022 and the three months ended March 31, 2023 and 2022; the related statements of cash flows for the nine months ended September 30, 2023 and 2022, six months ended June 30, 2023 and 2022 and three months ended March 31, 2023 and 2022; and the related notes, are attached hereto as Exhibit 99.4, 99.3 and 99.2, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and Hostess Brands (a) for the unaudited pro forma condensed combined balanced sheet, as of July 31, 2023, and (b) for the unaudited pro forma condensed combined statement of income, as of and for the year ended April 30, 2023 and as of and for the three months ended July 31, 2023 are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(d) Exhibits

Exhibit

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to Hostess Brands).

99.1	Audited consolidated balance sheets of Hostess Brands, as of December 31, 2022 and 2021; the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022; and the related notes (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on October 10, 2023).

99.2	Unaudited condensed consolidated balance sheets of Hostess Brands, as of March 31, 2023 and December 31, 2022; the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the three months ended March 31, 2023 and March 31, 2022; and the related notes (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on October 10, 2023).

99.3	Unaudited condensed consolidated balance sheets of Hostess Brands, as of June 30, 2023 and December 31, 2022; the related condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and six months ended June 30, 2023 and 2022; and the statements of cash flows for the six months ended June 30, 2023 and 2022, and the related notes (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by the Company on October 10, 2023).

99.4	Unaudited condensed consolidated balance sheets of Hostess Brands, as of September 30, 2023 and December 31, 2022; the related condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and nine months ended September 30, 2023 and 2022; and the statements of cash flows for the nine months ended September 30, 2023 and 2022, and the related notes (incorporated by reference to pages 4 through 20 of the Quarterly Report on Form 10-Q filed by Hostess Brands on November 7, 2023).

99.5	Unaudited pro forma condensed combined financial information of the Company and Hostess Brands (a) for the unaudited pro forma condensed combined balanced sheet, as of July 31, 2023, and (b) for the unaudited pro forma condensed combined statement of income, as of and for the year ended April 30, 2023 and as of and for the three months ended July 31, 2023.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: January 24, 2024

	By:	/s/ Tucker H. Marshall
	Name:	Tucker H. Marshall
	Title:	Chief Financial Officer